UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

OWL ROCK CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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245 Park Avenue, 41st Floor

New York, New York 10167

April 10, 2017

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Owl Rock Capital Corporation (the “Company”) to be held on May 9, 2017 at 8:00 a.m., Eastern Time, at the offices of Eversheds Sutherland (US) LLP, 1114 6th Avenue, 40th Floor, New York, NY 10036 (the “Annual Meeting”).

Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting Shareholder votes.

The Notice of Annual Meeting of Shareholders and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting of Shareholders is being held for the following purposes:

(i) to elect two members of the board of directors of the Company to serve until the 2020 annual meeting of Shareholders and until their successors are duly elected and qualified;

(ii) to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

(iii) to transact such other business as may properly come before the 2017 Annual Meeting of Shareholders or any postponement or adjournment thereof.

The Company’s board of directors unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting.

It is important that your shares of the Company’s common stock, par value $0.01 per share (the “Shares”), be represented at the Annual Meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided.

Your vote and participation in the governance of the Company are very important.

Sincerely yours,

Craig W. Packer

Chief Executive Officer, President and Director

OWL ROCK CAPITAL CORPORATION

245 Park Avenue, 41st Floor

New York, New York 10167

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 9, 2017

To the Shareholders of Owl Rock Capital Corporation:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of Owl Rock Capital Corporation, a Maryland corporation (the “Company”), will be held at the offices of Eversheds Sutherland (US) LLP, 1114 6th Avenue, 40th Floor, New York, NY 10036, on May 9, 2017 at 8:00 a.m., Eastern Time (the “Annual Meeting”), for the following purposes:

1.              To elect two members of the board of directors of the Company to serve until the 2020 annual meeting of Shareholders and until their successors are duly elected and qualified;

2.              To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

3.              To consider and transact such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

The board of directors has fixed the close of business on April 3, 2017 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.

The Company has enclosed a copy of the proxy statement, the proxy card, and the Company’s annual report on Form 10-K for the year ended December 31, 2016. The proxy statement and the annual report on Form 10-K are also available on the Company’s website at www.owlrock.com. If you plan on attending the Annual Meeting and voting your Shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting.

By Order of the Board of Directors,

Rebecca Tabb

Chief Compliance Officer and Secretary

April 10, 2017

Shareholders are requested to execute and return promptly the accompanying proxy card, which is being solicited by the Board of Directors of the Company. You may execute the proxy card using the methods described in the proxy card. Executing the proxy card is important to ensure a quorum at the Annual Meeting. Proxies that are irrevocable may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the Annual Meeting and voting in person.

OWL ROCK CAPITAL CORPORATION

245 Park Avenue, 41st Floor

New York, New York 10167

ANNUAL MEETING OF SHAREHOLDERS

To Be Held On May 9, 2017

PROXY STATEMENT

GENERAL

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of Owl Rock Capital Corporation, which is sometimes referred to in this proxy statement as “Owl Rock”, “we”, “us”, “our”, or the “Company,” for use at the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of Eversheds Sutherland (US) LLP, 1114 6th Avenue, 40th Floor, New York, NY 10036, on May 9, 2017 at 8:00 a.m., Eastern Time. Only holders of record of our common stock at the close of business on April 3, 2017, which is the record date, will be entitled to vote at the Annual Meeting. At the close of business on the record date, we had 46,103,491 shares of common stock, par value $0.01 per share (the “Shares”), outstanding and entitled to vote. This proxy statement, including the accompanying form of proxy (collectively, the “Proxy Statement”), and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2017, are first being sent to Shareholders on or about April 10, 2017. The annual report on Form 10-K and Proxy Statement can both be accessed online at www.owlrock.com.

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying proxy is executed and returned (and not revoked) prior to the Annual Meeting, the Shares of the Company’s common stock represented by the proxy will be voted (1) FOR the election of two members of the board of directors of the Company to serve until the 2020 annual meeting of Shareholders and until their successors are duly elected and qualified, and (2) FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Should any matter not described above be properly presented at the Meeting, the named proxies will vote in accordance with their best judgment as permitted.

Voting Rights

Holders of our common stock are entitled to one vote for each share held as of the record date.

The 2017 Annual Meeting of Shareholders is being held for the following purposes:

1. To elect two members of the board of directors of the Company to serve until the 2020 annual meeting of Shareholders and until their successors are duly elected and qualified;

2. To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

3. To transact such other business as may properly come before the 2017 Annual Meeting of Shareholders, or any postponement or adjournment thereof.

Quorum Required

A majority of the outstanding Shares of common stock must be present or represented by proxy at the Annual Meeting in order to have a quorum. If you have properly voted by proxy via mail, you will be considered part of the quorum. We will count “abstain” and “withhold” votes as present for the purpose of establishing a quorum for the transaction of business at the Annual Meeting. If at any time Shares are held through brokers, we will count broker non-votes as present for the purpose of establishing a quorum. A broker non-vote occurs when a broker holding Shares for a beneficial owner votes on some matters on the proxy card, but not on others, because the broker does not have instructions from the beneficial owner or discretionary authority (or declines to exercise discretionary authority) with respect to those other matters.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions, Votes Withheld and Broker Non- Votes
Proposal 1 — To elect two members of the board of directors of the Company to serve until the 2020 annual meeting of Shareholders and until their successors are duly elected and qualified.	Affirmative vote of a majority of the votes represented at the Annual Meeting and entitled to vote on the proposal.	No	Abstentions and broker non-votes will have no effect on the result of the vote.
Proposal 2 — To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.	Affirmative vote of a majority of the votes represented at the Annual Meeting and entitled to vote on the proposal.	No	Abstentions and broker non-votes will have no effect on the result of the vote.
Proposal 3 — To transact such other business as may properly come before the 2017 Annual Meeting of Shareholders, or any postponement or adjournment thereof.	Affirmative vote of a majority of the votes represented at the Annual Meeting and entitled to vote on the proposal.	No	Abstentions and broker non-votes will have no effect on the result of the vote.

                                                The inspector of elections appointed for the Annual Meeting will separately tabulate affirmative and “withhold” votes, “abstain” votes and broker non-votes.

Quorum and Adjournment

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the Shares of common stock outstanding on the Record Date will constitute a quorum.

If a quorum is not present at the Annual Meeting, the Chairman or shareholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Proxies for the Annual Meeting

The named proxies for the Annual Meeting are Rebecca Tabb and Alan Kirshenbaum (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.

Expenses of Soliciting Proxies

The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting.

Revocability of Proxies

A Shareholder may revoke any proxy that is not irrevocable by attending the Annual Meeting and voting in person or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company.

Contact Information for Proxy Solicitation

You can contact us by mail sent to the attention of the Secretary of the Company, Rebecca Tabb, at our principal executive offices located at 245 Park Avenue, 41st Floor, New York, New York 10167. You can call us by dialing (212) 419-3000. You can access our proxy materials online at www.owlrock.com.

Record Date

The Board has fixed the close of business on April 3, 2017 as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 46,103,491 Shares outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of April 3, 2017, the beneficial ownership as indicated in the Company’s books and records of each current director, the nominees for director, the Company’s executive officers, the executive officers and directors as a group, and each person known to us to beneficially own 5% or more of the outstanding Shares of our common stock.

The percentage ownership is based on  46,103,491 shares of common stock outstanding as of April 3, 2017. To our knowledge, except as indicated in the footnotes to the table, each of the Shareholders listed below has sole voting and/or investment power with respect to Shares beneficially owned by such Shareholder.

Name and Address	Number of Shares Owned	Percentage of class outstanding (as of April 3, 2017)
5% Owners
QSP Athena LP(1)	4,937,918	10.71%
Quantum Strategic Partners Ltd.(2)	759,680	1.65%
Brown University(3)	3,064,989	6.65%
MSD Owl Rock Investments, LLC(4)	3,038,718	6.59%
PSPEF Limited(5)	2,472,038	5.36%
Regents of the University of California(6)	6,198,243	13.44%
The State of New Jersey Common Pension Fund E(7)	4,919,469	10.67%
Interested Directors
Douglas I. Ostrover(8)	3,038,719	6.59%
Alan Kirshenbaum	12,365	*
Craig W. Packer(9)	24,448	*
Independent Directors
Edward D’Alelio	—	—
Brian Finn(10)	6,197	*
Eric Kaye	—	—
Christopher M. Temple	—	—
Executive Officers
Rebecca Tabb	—	—
Bryan Cole	—	—
Alexis Maged	—	—
All officers and directors as a group (10 persons)(11)	3,081,729	6.68%

 *                   Less than 1%.

(1)              QSP Athena LP (“QSP Athena”) is a Delaware limited partnership. Soros Fund Management LLC (“SFM LLC”) serves as principal investment manager to QSP Athena. As such, SFM LLC has been granted investment discretion over portfolio investments, including the common stock of Owl Rock Capital Corporation held for the account of QSP Athena, but does not have the power to vote (or direct the vote) of such shares. SFM LLC must either (i) vote such shares in the same manner as other shareholders of Owl Rock Capital Corporation vote their shares or (ii) seek voting instructions from the limited partner(s) of QSP Athena and vote in accordance with such instructions. George Soros serves as Chairman of SFM LLC and Robert Soros serves as President and Deputy Chairman of SFM LLC. The business address for SFM LLC is 250 West 55th Street, New York, NY 10019. The registered address for QSP Athena is c/o The Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

(2)              Quantum Strategic Partners Ltd. (“QSP”), is an exempted limited liability company organized under the laws of the Cayman Islands. SFM LLC serves as principal investment manager to QSP. As such, SFM LLC has been granted investment discretion over portfolio investments, including the common stock of Owl Rock Capital Corporation held for the account of QSP. George Soros serves as Chairman of SFM LLC and Robert Soros serves as President and Deputy Chairman of SFM LLC. The business address of SFM LLC is 250 West 55th Street, New York, NY 10019. The registered address for QSP is c/o Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman KY1-9008, Cayman Islands.

(3)              Brown University is a Rhode Island corporation whose address is 121 South Main Street, 9th Floor, Providence, Rhode Island 02903.

(4)              MSD Private Capital Investments, L.P., a Delaware limited partnership, is the sole owner of MSD Owl Rock Investments, LLC, a Delaware limited liability company, and may be deemed to beneficially own securities beneficially owned by MSD Owl Rock Investments, LLC. MSD Capital, L.P., a Delaware limited partnership, is the general partner of MSD Private Capital Investments, L.P. and may be deemed to beneficially own securities beneficially owned by MSD Private Capital Investments, L.P. MSD Capital Management LLC, a Delaware limited liability company, is the general partner of MSD Capital, L.P. and may be deemed to beneficially own securities owned by MSD Capital, L.P. Michael S. Dell is the controlling member of, and may be deemed to beneficially own securities beneficially owned by, MSD Capital Management LLC. Each of Glenn R. Fuhrman and Marc R. Lisker is a manager of MSD Capital Management LLC. The address for MSD Owl Rock Investments, LLC is c/o MSD Capital, L.P., 645 Fifth Avenue, 21st Floor, New York, NY 10022.

(5)              PSPEF Limited is a company limited by shares incorporated in the British Virgin Islands company and its registered address is KCS Chambers, PO Box 4051, Road Town, Tortola, British Virgin Islands. Blue Pool Capital Limited (“BPCL”) provides investment advisory services to the investment manager of PSPEF Limited, and, in such capacity, exercises voting and investment power over the shares held for the account of PSPEF Limited. Blue Pool Management Ltd. (“BPM”) is the sole shareholder of BPCL. Each of Alexander Gustav Lennart West and Oliver Paul Weisberg is a shareholder and a director of BPM. The address of each of BPCL, BPM, Mr. West and Mr. Weisberg is 3208 Two Exchange Square, Central, Hong Kong.

(6)              The address of Regents of the University of California is 1111 Broadway, 21st Floor, Oakland, CA 94607.

(7)              The principal address of The State of New Jersey Common Pension Fund E is 50 West State Street, 9th Floor, PO Box 290, Trenton, NJ 08625-0290.

(8)              Includes 2,279,039 shares held directly by Mr. Ostrover and 759,680 shares held by DIO Family LLC, a Delaware limited liability company of which Julia Ostrover, Mr. Ostrover’s wife, is the sole manager. Mr. Ostrover disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(9)              Includes 12,224 shares owned by Mr. Packer and 12,224 shares owned by Mr. Packer’s wife.

(10)       Shares are held by Marstar Investments, LLC, a Delaware limited liability company of which Mr. Finn is the administrator. Mr. Finn disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(11)       The address for each of the directors and officers is c/o Owl Rock Capital Corporation, 245 Park Avenue, 41st Floor, New York, New York 10167.

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES

At the Annual Meeting, Shareholders of the Company are being asked to consider the election of two directors of the Company. Pursuant to the Company’s bylaws, the number of directors on the Board may not be fewer than the minimum number required by the Maryland General Corporation Law, or greater than eleven. Under our Articles of Amendment and Restatement, (the “Charter”), the directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two, and three years, respectively. The Board currently consist of seven directors who serve in the following classes: Class I (terms ending at the 2017 Annual Meeting) — Brian Finn and Eric Kaye; Class II (terms ending at the 2018 annual meeting of Shareholders) — Douglas I. Ostrover and Christopher M. Temple; and Class III (terms ending at the 2019 annual meeting of Shareholders) Edward D’Alelio, Alan Kirshenbaum, and Craig W. Packer.

Brian Finn and Eric Kaye have been nominated for election by the Board to serve a three-year term until the 2020 annual meeting of Shareholders and until their successors are duly elected and qualified. Each director nominee has agreed to serve as a director if re-elected and has consented to being named as a nominee.

A Shareholder can vote for, or withhold his or her vote from, any or all of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named below. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Board’s Nominating and Corporate Governance Committee. The Board has no reason to believe that any of the persons named as director nominees will be unable or unwilling to serve.

Required Vote

Each director nominee shall be elected by a majority of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote with respect to the Director Proposal. There will be no cumulative voting with respect to the Director Proposal.

Information about the Nominees and Directors

Set forth below is information, as of April 3, 2017, regarding Messrs. Finn and Kaye, who are being nominated for election as a director of the Company by our Shareholders at the Annual Meeting, as well as information about our other current directors whose terms of office will continue after the Annual Meeting.  The information below includes specific information about each director’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individual is qualified to serve on our Board, in light of our business and structure.

Nominees for Class I Directors — Term Expiring 2020

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director
Independent Director Nominees
Brian Finn, 56	Director	Chief Executive Officer, Asset Management Finance Corporation	Class I Director since 2016; Term expires in 2017	2	Owl Rock Capital Corporation II; The Scotts Miracle Gro Company; WaveGuide Corporation
Eric Kaye, 54	Director	Founder of ARQ^EX Fitness Systems	Class I Director since 2016; Term expires in 2017	2	Owl Rock Capital Corporation II

(1)         The address for each director is c/o Owl Rock Capital Corporation, 245 Park Avenue 41st  Floor, New York, NY 10167.

(2)         Directors serve for three-year terms until the next annual meeting of Shareholders and until their successors are duly elected and qualified.

(3)         The term “Fund Complex” refers to both the Company and Owl Rock Capital Corporation II, a business development company that has the same investment adviser, Owl Rock Capital Advisors LLC (the “Adviser”) as the Company. Directors and officers who oversee both funds in the Fund Complex are noted.

Mr. Finn served as the Chief Executive Officer of Asset Management Finance Corporation from 2009 to March 2013 and as its Chairman from 2008 to March 2013. From 2004 to 2008, Mr. Finn was Chairman and Head of Alternative Investments at Credit Suisse Group. Mr. Finn has held many positions within Credit Suisse and its predecessor firms, including President of Credit Suisse First Boston (CSFB), President of Investment Banking, Co-President of Institutional Securities, Chief Executive Officer of Credit Suisse USA and a member of the Office of the Chairman of CSFB. He was also a member of the Executive Board of Credit Suisse. Mr. Finn served as principal and partner of private equity firm Clayton, Dubilier & Rice from 1997 to 2002. Mr. Finn currently serves as Chairman of Tunbridge Partners LLC, and a director of The Scotts Miracle Gro Company, and WaveGuide Corporation. Since 2016 he has served on the board of Owl Rock Capital Corporation II. Mr. Finn received a B.S. in Economics from The Wharton School, University of Pennsylvania.

We believe Mr. Finn’s numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on our Board.

Mr. Kaye is the founder of ARQ^EX Fitness Systems, a fitness equipment design company. Prior to founding ARQ^EX, Mr. Kaye served as a Vice Chairman and Managing Director of UBS Investment Bank, and a member of the division’s Global Operating and U.S. Executive Committees, from June 2001 to May 2012. For the majority of Mr. Kaye’s tenure with UBS, he was a Managing Director and led the firm’s Exclusive Sales and Divestitures Group, where he focused on advising middle market companies. Prior to joining UBS, Mr. Kaye has served as Global Co-Head of Mergers & Acquisitions for Robertson Stephens, an investment banking firm, from February 1998 to June 2001. Mr. Kaye joined Robertson Stephens from PaineWebber where he served as Executive Director and head of the firm’s Technology Mergers & Acquisitions team. Mr. Kaye currently serves as a Director of the Greenwich Education Group’s School Foundation and as an Advisory Director of Keene Advisors, Inc. Since 2016 he has served on the board of Owl Rock Capital Corporation II. Mr. Kaye holds a B.A. from Union College and an M.B.A. from Columbia Business School.

We believe Mr. Kaye’s management positions and experiences in the middle market will provide our Board with valuable insight.

Incumbent Class II Directors — Terms Expiring 2018:

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director
Independent Director
Christopher M. Temple, 49	Director	President of DelTex Capital LLC	Class II Director since 2016; Term expires in 2018	2	Owl Rock Capital Corporation II; Plains All American Pipeline Company; Clear Channel Outdoor Holdings

Interested Director(4)
Douglas I. Ostrover, 54	Director	Chief Executive Officer of Owl Rock Capital Partners; Co-Chief Investment Officer of the Adviser; Co-Founder GSO Capital Partners	Class II Director since 2016; Term expires in 2018	2	Owl Rock Capital Corporation II

(1)         The address for each director is c/o Owl Rock Capital Corporation, 245 Park Avenue 41st  Floor, New York, NY 10167.

(2)         Directors serve for three-year terms until the next annual meeting of Shareholders and until their successors are duly elected and qualified.

(3)         The term “Fund Complex” refers to both the Company and Owl Rock Capital Corporation II, a business development company that has the same Adviser as the Company. Directors and officers who oversee both funds in the Fund Complex are noted.

(4)         “Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. Ostrover is an “interested person” because of his affiliation with our Adviser.

Mr. Temple has served as President of DelTex Capital LLC (a private investment firm) since its founding in 2010. Mr. Temple has served as an Operating Executive for Tailwind Capital, LLC, a New York based middle market private equity firm, since June 2011. Mr. Temple has also served on the board of NHME, Inc, a medical equipment rental company, since July 2015. Prior to forming DelTex Capital, Mr. Temple served as President of Vulcan Capital, the private investment group of Vulcan Inc., from May 2009 until December 2009 and as Vice President of Vulcan Capital from September 2008 to May 2009. Mr. Temple has served on the board of directors of Plains All American Pipeline Company since 2009 and on the board of directors and audit committee of Clear Channel Outdoor Holdings since April 2011. Mr. Temple previously served on the audit committee of Plains All American Pipeline Company from 2009 to 2016. Mr. Temple has also previously served on the board of directors and audit committee of Charter Communications Inc. from November 2009 through January 2011. Prior to joining Vulcan in September 2008, Mr. Temple served as a managing director at Tailwind Capital, LLC from May to August 2008. Prior to joining Tailwind, Mr. Temple was a managing director at Friend Skoler & Co., Inc. from May 2005 to May 2008. From April 1996 to December 2004, Mr. Temple was a managing director at Thayer Capital Partners. Since 2016, he has served on the board of Owl Rock Capital Corporation II. Additionally, Mr. Temple was a licensed CPA with KPMG in Houston, Texas from 1989 to 1993. Mr. Temple holds a B.B.A., magna cum laude, from the University of Texas and an M.B.A. from Harvard.

We believe Mr. Temple’s broad investment management background, together with his financial and accounting knowledge, brings important and valuable skills to our Board.

Mr. Ostrover is a Co-Founder and the Chief Executive Officer of Owl Rock Capital Partners, the Co-Chief Investment Officer of the Adviser, and is a member of the Advisors’ Investment Committee. Prior to founding Owl Rock, Mr. Ostrover was one of the founders of GSO Capital Partners, Blackstone’s alternative credit platform, and a Senior Managing Director at Blackstone until 2015. Prior to co-founding GSO in 2005, Mr. Ostrover was a Managing Director and Chairman of the Leveraged Finance Group of CSFB. Prior to his role as Chairman, Mr. Ostrover was Global Co-Head of CSFB’s Leveraged Finance Group, during which time he was responsible for all of CSFB’s origination, distribution and trading activities relating to high yield securities, leveraged loans, high yield credit derivatives and distressed securities. Mr. Ostrover was a member of CSFB’s Management Council and the Fixed Income Operating Committee. Mr. Ostrover joined CSFB in November 2000 when CSFB acquired Donaldson, Lufkin & Jenrette (“DLJ”), where he was a Managing Director in charge of

High Yield and Distressed Sales, Trading and Research. Mr. Ostrover had been a member of DLJ’s High Yield team since he joined the firm in 1992. Mr. Ostrover received a B.A. in Economics from the University of Pennsylvania and an M.B.A. from New York University Stern School of Business. Presently, Mr. Ostrover also serves on the Board of Directors of the Michael J. Fox Foundation.

We believe Mr. Ostrover’s depth of experience in corporate finance, capital markets and financial services, will give our Board valuable industry-specific knowledge and expertise on these and other matters, and his history with us and our Adviser, provide an important skillset and knowledge base to our Board.

Incumbent Class III Directors — Terms Expiring 2019:

Name, Address, and Age(1)	Position(s) held with the Company	Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served(2)	Number of Companies in Fund Complex(3) Overseen by Director	Other Directorships Held by Director or Nominee for Director
Independent Director
Edward D’Alelio, 64	Chairman of the Board; Director	Retired	Class III Director since 2016; Term expires in 2019	2	Owl Rock Capital Corporation II; Engauge Inc.; Vermont Farmstead Cheese; Blackstone/GSO Long Short Credit Fund; Blackstone/GSO Sen. Flt Rate Fund; Carador PLC
Interested Directors(4)
Craig W. Packer, 50	Chief Executive Officer; President; Director	Chief Executive Officer, President, and Director of the Company; Co-Head of Leveraged Finance in the Americas, Goldman Sachs	Class III Director since 2016; Term expires in 2019	2	Owl Rock Capital Corporation II
Alan Kirshenbaum, 45	Chief Operating Officer; Chief Financial Officer; Director	Chief Operating Officer, Chief Financial Officer, and Director of the Company, Owl Rock Capital Corporation II, Owl Rock Capital Partners and the Adviser; Chief Financial Officer of TPG Specialty Lending, Inc.	Class III Director since 2016; Term expires in 2019	2	Owl Rock Capital Corporation II

(1)         The address for each director is c/o Owl Rock Capital Corporation, 245 Park Avenue 41st  Floor, New York, NY 10167.

(2)         Directors serve for three-year terms until the next annual meeting of Shareholders and until their successors are duly elected and qualified.

(3)         The term “Fund Complex” refers to both the Company and Owl Rock Capital Corporation II, a business development company that has the same Adviser as the Company. Directors and officers who oversee both funds in the Fund Complex are noted.

(4)         “Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. Packer, and Kirshenbaum are “interested persons” because of their affiliation with our Adviser.

Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston, where he served from 1989 until he retired in 2002. While at Putnam, he served on the Investment Policy Committee, which was responsible for oversight of all investments. He also sat on various Committees including attribution and portfolio performance. Prior to joining Putnam, he was a portfolio manager at Keystone Investments and prior to that, he was an Investment Analyst at The Hartford Ins. Co. Since 2002, Mr. D’Alelio has served as an Executive in Residence at the University of Mass., Boston—School of Management. He is also chair of the investment committee of the UMass Foundation and chair of the UMass Memorial Hospital investment committee and serves on its corporate board. He serves on the Advisory Committees of Ceres Farms and New Generation Investments. Since May 2007, Mr. D’Alelio has served as corporate director of Engauge Inc. and since September 2009 he has served as director of Vermont Farmstead Cheese. Since January 2008 he has served on the board of Blackstone/GSO Long Short Credit Fund & Blackstone/GSO Sen. Flt Rate Fund. Since December 2008 he has served on the board of Carador PLC, a Dublin based offshore closed end fund. Since 2016 he has served on the board of Owl Rock Capital Corporation II. Mr. D’Alelio’s previous corporate board assignments include Archibald Candy, Doane Pet Care and Trump Entertainment Resorts. Mr. D’Alelio is a graduate of the Univ. of Mass Boston (1974) and has an M.B.A. from Boston University (1977).

We believe Mr. D’Alelio’s numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on our Board.

Mr. Packer is a Co-Founder of Owl Rock Capital Partners, the Chief Executive Officer of Owl Rock Capital Corporation, and Owl Rock Capital Corporation II, the Co-Chief Investment Officer of the Adviser and is a member of the Adviser’s Investment Committee. Prior to founding Owl Rock, Mr. Packer was Co-Head of Leveraged Finance in the Americas at Goldman, Sachs & Co., where he served on the Firmwide Capital Committee, Investment Banking Division (“IBD”) Operating Committee, IBD Client and Business Standards Committee and the IBD Risk Committee. Mr. Packer joined Goldman, Sachs & Co. as a Managing Director and Head of High Yield Capital Markets in 2006 and was named partner in 2008. Mr. Packer serves as Treasurer and on the Board of Trustees of Greenwich Academy and on the Board of Directors of Kids in Crisis, a nonprofit organization that serves children in Connecticut. Mr. Packer earned a B.S. from the University of Virginia and an M.B.A. from Harvard Business School.

We believe Mr. Packer’s depth of experience in corporate finance, capital markets and financial services will give our Board valuable industry-specific knowledge and expertise on these and other matters, and his history with us and our Adviser provide an important skillset and knowledge base to our Board.

Mr. Kirshenbaum is a Managing Director, Chief Operating Officer, and Chief Financial Officer of Owl Rock Capital Corporation, Owl Rock Capital Corporation II, Owl Rock Capital Partners and the Adviser. Prior to Owl Rock, Mr. Kirshenbaum was Chief Financial Officer of TPG Specialty Lending, Inc., a business development company traded on the NYSE (TSLX). Mr. Kirshenbaum was responsible for building and overseeing TSLX’s finance, treasury, accounting and operations functions from 2011 through 2015, including during its Initial Public Offering in March 2014. From 2011 to 2013, Mr. Kirshenbaum was also Chief Financial Officer of TPG Special Situations Partners. From 2007 to 2011, Mr. Kirshenbaum was the Chief Financial Officer of Natsource, a private investment firm and, prior to that, Managing Director, Chief Operating Officer and Chief Financial Officer of MainStay Investments. Mr. Kirshenbaum joined Bear Stearns Asset Management (“BSAM”) in 1999 and was BSAM’s Chief Financial Officer from 2003 to 2006. Before joining BSAM, Mr. Kirshenbaum worked in public accounting at KPMG and J.H. Cohn. Mr. Kirshenbaum received a B.S. from Rutgers University and an M.B.A. from New York University Stern School of Business.

We believe Mr. Kirshenbaum’s finance and operations experience, including serving as chief financial officer for a publicly traded business development company, provides an important skillset to our Board of Directors.

Dollar Range of Equity Securities Beneficially Owned by Directors

The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Fund Complex that were beneficially owned by each director as of the Record Date stated as one of the following dollar ranges: None; $1-$10,000; $10,001- $50,000; $50,001-$100,000; or Over $100,000. For purposes of this proxy statement, the term “Fund Complex” is defined to include the Company and Owl Rock Capital Corporation II.

Name of Director	Dollar Range of Equity Securities in Owl Rock Capital Corporation(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(3)
Interested Directors:
Craig W. Packer	Over $100,000	Over $100,000
Douglas I. Ostrover	Over $100,000	Over $100,000
Alan Kirshenbaum	Over $100,000	Over $100,000
Independent Directors:
Edward D’Alelio	None	None
Christopher M. Temple	None	None
Eric Kaye	None	None
Brian Finn	$50,001-$100,000	$50,001-$100,000

(1) Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2) The dollar range of equity securities of the Company beneficially owned by directors of the Company, if applicable, is calculated by multiplying the net asset value per share of the Company as of December 31, 2016, times the number of Shares beneficially owned.

(3) The dollar range of Equity Securities in the Fund Complex beneficially owned by directors of the Company, if applicable, is calculated by multiplying the initial public offering price of Owl Rock Capital Corporation II times the number of Shares beneficially owned immediately after satisfaction of the minimum offering requirement of Owl Rock Capital II, and adding the total dollar range of equity securities in the Company beneficially owned by the director.

Information about Executive Officers Who Are Not Directors

The following sets forth certain information regarding the executive officers of the Company who are not directors of the Company.

Name	Age	Position	Officer Since
Executive Officers Who Are Not Directors
Rebecca Tabb	34	Chief Compliance Officer and Secretary	2016
Bryan Cole	32	Controller	2017
Alexis Maged	51	Vice President	2017

Ms. Tabb is a Principal of Owl Rock Capital Partners and serves as the Chief Compliance Officer and Secretary of Owl Rock Capital Corporation, Owl Rock Capital Corporation II and the Adviser. Ms. Tabb joined

Owl Rock in February 2016. Prior to joining Owl Rock, Ms. Tabb was an associate at Cleary Gottlieb Steen & Hamilton LLP in New York, which she joined in 2009. Ms. Tabb received a J.D. from Stanford Law School, Order of the Coif, where she was named the Nathan Abbott Scholar for graduating first in her law school class. She also received a M.Sc. in Economics, with distinction, from University College London and a B.A. in Economics, with honors and distinction, Phi Beta Kappa, from Stanford University.

Mr. Cole is a Principal of Owl Rock Capital Partners and serves as the Controller of Owl Rock Capital Corporation and Owl Rock Capital Corporation II.  Prior to joining Owl Rock in 2016, Mr. Cole was Assistant Controller of Business Development Corporation of America, a non-traded business development company, where he was responsible for overseeing the finance, accounting, financial reporting, operations and internal controls functions. Preceding that role, Mr. Cole worked within the Financial Services - Alternative Investments practice of PwC where he specialized in financial reporting, fair valuation of illiquid investments and structured products, internal controls and other technical accounting matters pertaining to alternative investment advisors, hedge funds, business development companies and private equity funds. Mr. Cole received a B.S. in Accounting from Fordham University and is a licensed Certified Public Accountant in New York.

Mr. Maged is a Managing Director of Owl Rock Capital Partners, serves as the Head of Underwriting and Portfolio Management for the Adviser, is a member of the Advisors’ Investment Committee and a Vice President of the Company. Prior to joining Owl Rock in 2016, Mr. Maged was Chief Financial Officer of Barkbox, Inc., a New York - based provider of pet - themed products and technology, from 2014 to 2015. Prior to that, Mr. Maged was a Managing Director with Goldman Sachs & Co. from 2007 until 2014. At Goldman Sachs & Co., Mr. Maged held several leadership positions, including Chief Operating Officer of the investment bank’s Global Credit Finance businesses, Co - Chair of the Credit Markets Capital Committee and a member of the Firmwide Capital Committee. Prior to assuming that role in 2011, Mr. Maged served as Chief Underwriting Officer for the Americas and oversaw the U.S. Bank Debt Portfolio Group and US Loan Negotiation Group. From mid - 2007 to the end of 2008, Mr. Maged was Head of Bridge Finance Capital Markets in the Americas Financing Group’s Leveraged Finance Group, where he coordinated the firm’s High Yield Bridge Lending and Syndication business. Prior to joining Goldman, Sachs & Co, Mr. Maged was Head of the Bridge Finance Group at Credit Suisse and also worked in the Loan Capital Markets Group at Donaldson, Lufkin and Jenrette. Upon DLJ’s merger with Credit Suisse in 2000, Mr. Maged joined Credit Suisse’s Syndicated Loan Group and, in 2003, founded its Bridge Finance Group. Earlier in his career, Mr. Maged was a member of the West Coast Sponsor Coverage Group at Citigroup and the Derivatives Group at Republic National Bank, as well as a founding member of the Loan Syndication Group at Swiss Bank Corporation. Mr. Maged received a B.A. from Vassar College and an M.B.A. from New York University Stern School of Business.

CORPORATE GOVERNANCE

Our Board of Directors

Board Composition

Our Board consists of seven members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The terms of our Class I directors will expire at the Annual Meeting; the term of our Class II directors will expire at the 2018 annual meeting of Shareholders; and the terms of our Class III directors will expire at the 2019 annual meeting of Shareholders.

Messrs. Finn and Kaye serve as Class I directors (with terms expiring at the Annual Meeting). Messrs. Temple and Ostrover serve as Class II directors (with terms expiring in 2018). Messrs. D’Alelio, Packer, and Kirshenbaum serve as Class III directors (with terms expiring in 2019).

Independent Directors

Pursuant to the Company’s Charter, a majority of the Board will consist of directors who are not “interested persons” of the Company, of the Adviser, or of any of their respective affiliates, as defined in the 1940 Act (“Independent Directors”).

Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his or her family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that Messrs. Finn, Kaye, Temple, and D’Alelio qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Interested Directors

Messrs. Ostrover, Packer, and Kirshenbaum are considered “interested persons” (as defined in the 1940 Act) of the Company since they are officers of the Adviser.

Nominating Rights and Observers

Certain Shareholders have been given the right to invite a representative to attend meetings of the Board in a nonvoting observer capacity. Such rights will terminate prior to the Company being listed on a national securities exchange.

Meetings and Attendance

Our Board met four times during 2016 and acted on various occasions by written consent. Each director attended all meetings of the Board (held during the period for which he has been a director).

Board Attendance at the Annual Meeting

Our policy is to encourage our directors to attend each annual meeting; however, such attendance is not required at this time.

Board Leadership Structure and Oversight Responsibilities

Overall responsibility for our oversight rests with the Board. We have entered into the Investment Advisory Agreement pursuant to which the Adviser will manage the Company on a day-to-day basis. The Board is responsible for overseeing the Adviser and our other service providers in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and our charter. The Board is currently composed of seven members, four of whom are directors who are not “interested persons” of the Company or the Adviser as defined in the 1940 Act. The Board meets in person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Edward D’Alelio, an independent director, to serve in the role of Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The Chairman serves as a key point person for dealings between management and the directors. The Chairman also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full Board in a manner that enhances effective oversight.

We are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Company and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser and other service providers (depending on the nature of the risk), which carry out our investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, the Adviser, our chief compliance officer, our independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Company and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Communications with Directors

Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Owl Rock Capital Corporation, 245 Park Avenue, 41st Floor, New York, NY 10167, Attention: Chief Compliance Officer.

Committees of the Board

The Board has an Audit Committee and a Nominating and Corporate Governance Committee (the “Nominating Committee”) and may form additional committees in the future. The Board does not currently delegate any authority to a compensation committee for executive officers because our executive officers will not receive any direct compensation from us.

A brief description of each committee is included in this Proxy Statement and the charters of the Audit, and Nominating Committees can be accessed on the Company’s website at www.owlrock.com.

As of the date of this Proxy Statement, the members of each of our Board Committees are as follows (the names of the respective committee chairperson are bolded):

Audit Committee	Nominating and Corporate Governance Committee
Edward D’Alelio	Edward D’Alelio
Brian Finn	Brian Finn
Eric Kaye	Eric Kaye
Christopher M. Temple	Christopher M. Temple

Each of our directors who sits on a committee is not considered an “interested person” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Our Board has determined that Messrs. Temple and Finn each qualify as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the 1934 Act. Messrs. D’Alelio, Kaye and Temple meet the current independence and experience requirements of Rule 10A-3 of the 1934 Act.

Audit Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Audit Committee:

(a) assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm;

(b) prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement;

(c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls;

(d) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof;

(e) pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and

(f) acts as a liaison between our independent registered public accounting firm and the Board.

The Audit Committee had three formal meetings in 2016. Each member of the Audit Committee (during the period for which he has been a member of the committee) who served on such committee during the 2016 fiscal year attended all of the meetings held during 2016.

Nominating Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Nominating Committee:

(a) recommends to the Board persons to be nominated by the Board for election at the Company’s meetings of our Shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between Shareholder meetings;

(b) makes recommendations with regard to the tenure of the directors;

(c) is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively; and

(d) recommends to the Board the compensation to be paid to the independent directors of the Board.

The Nominating Committee will consider for nomination to the Board candidates submitted by our Shareholders or from other sources it deems appropriate.

The Nominating Committee had one formal meeting in 2016.  Each member of the Nominating Committee (during the period for which he has been a member of the committee) who served on such committee during the 2016 fiscal year attended all of the meetings held during 2016.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics which applies to our executive officers, including our Principal Executive Officer and Principal Financial Officer, as well as every officer, director and employee of the Company. Our Code of Business Conduct and Ethics can be accessed on our website at www.owlrock.com.

There have been no material changes to our corporate code of ethics or material waivers of the code that apply to our Chief Executive Officer or Chief Financial Officer. If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Business Conduct and Ethics, we will promptly disclose the nature of the amendment or waiver on our website at www.owlrock.com as well as file a Form 8-K with the Securities and Exchange Commission.

Election of Officers

Executive officers holds their office until their successors are chosen and qualified, or until the earlier of their resignation or removal.

Compensation Discussion and Analysis

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement, as applicable. Our day-to-day investment and administrative operations are managed by the Adviser. Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by the Adviser or its affiliates.

None of our executive officers will receive direct compensation from us. We will reimburse the Adviser the allocable portion of the compensation paid by the Adviser (or its affiliates) to our chief compliance officer and chief financial officer and their respective staffs (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs). The members of the Investment Committee, through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

Director Compensation

No compensation is expected to be paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act. Our directors who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in in-person board and committee meetings and annual fees for serving as a committee chairperson. These directors are Edward D’Alelio, Christopher M. Temple, Eric Kaye and Brian Finn. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

			Annual Committee Chair Cash Retainer
Net Asset Value	Annual Cash Retainer	Board Meeting Fee	Chair of the Board	Audit	Committee Chair	Committee Meeting Fee
Pre-Exchange Listing(1)	$75,000	$2,500	$10,000	$5,000	$2,500	$1,000
Post-Exchange Listing(2)	$100,000	$2,500	$15,000	$7,500	$5,000	$1,000

(1)         Before Shares of the Company are listed on a national securities exchange.

(2)         After Shares of the Company are listed on a national securities exchange.

We also reimburse each of the directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

The table below sets forth the compensation received by each director from the Company and the Fund Complex for service during the fiscal year ended December 31, 2016:

Name of Director	Fees Earned of Paid in Cash by the Company	Total Compensation from the Company	Total Compensation from the Fund Complex
Edward D’Alelio	$87,604	$87,604	$95,005
Christopher M. Temple	$81,667	$81,667	$88,707
Eric Kaye	$77,813	$77,813	$84,853
Brian Finn	$60,745	$60,745	$67,065

Compensation of the Investment Adviser

Under the terms of the Investment Advisory Agreement, the Company will pay the Adviser a base management fee and may also pay to it certain incentive fees. The cost of both the management fee and the incentive fee will ultimately be borne by the Company’s Shareholders.

The management fee is payable quarterly in arrears. Prior to the future quotation or listing of the Company’s securities on a national securities exchange (an “Exchange Listing”) or the future quotation or listing of its securities on any other public trading market, the management fee is payable at an annual rate of 0.75% of the

Company’s (i) average gross assets, excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of the Company’s two most recently completed calendar quarters plus (ii) the average of any remaining unfunded Capital Commitments at the end of the two most recently completed calendar quarters. Following an Exchange Listing, the management fee is payable at an annual rate of 1.75% of the Company’s average gross assets excluding cash and cash equivalents but including assets purchased with borrowed amounts, at the end of the two most recently completed calendar quarters. The management fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters, as the case may be.

For the year ended December 31, 2016, management fees were $9.2 million.

Pursuant to the Investment Advisory Agreement, the Adviser will not be entitled to an incentive fee prior to an Exchange Listing. Following an Exchange Listing, the incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on the Company’s pre-incentive fee net investment income and a portion is based on the Company’s capital gains. The portion of the incentive fee based on pre-incentive fee net investment income is determined and paid quarterly in arrears commencing with the first calendar quarter following an Exchange Listing, and equals 100% of the pre-incentive fee net investment income in excess of a 1.5% quarterly “hurdle rate,” until the Adviser has received 20% of the total pre-incentive fee net investment income for that calendar quarter and, for pre-incentive fee net investment income in excess of 1.875% quarterly, 20% of all remaining pre-incentive fee net investment income for that calendar quarter.

The second component of the incentive fee, the capital gains incentive fee, payable at the end of each calendar year in arrears, equals 20% of cumulative realized capital gains from the date on which the Exchange Listing becomes effective (the “Listing Date”) to the end of each calendar year, less cumulative realized capital losses and unrealized capital depreciation from the Listing Date to the end of each calendar year, less the aggregate amount of any previously paid capital gains incentive fee for prior periods. In no event will the capital gains incentive fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

There was no incentive fee for the year ended December 31, 2016.

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect until March 1, 2018 and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, by a majority of independent directors.

The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment. In accordance with the 1940 Act, without payment of any penalty, the Company may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the agreement may be made by a majority of the Board or the Shareholders holding a majority (as defined under the 1940 Act) of the outstanding Shares of the Company’s common stock or the Adviser. In addition, without payment of any penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days’ written notice and, in certain circumstances, the Adviser may only be able to terminate the Investment Advisory Agreement upon 120 days’ written notice.

From time to time, the Adviser may pay amounts owed by the Company to third-party providers of goods or services, including the Board, and the Company will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.

Certain Relationships and Related Party Transactions

We have entered into both an investment advisory agreement and an administration agreement with the Adviser. Pursuant to the investment advisory agreement, we will pay the Adviser a base management fee and an incentive fee. See “Corporate Governance— Compensation of the Investment Adviser” for a description of how the fees payable to the Adviser will be determined. Pursuant to the Administration Agreement, we will reimburse the Adviser for expenses necessary to perform services related to our administration and operations. In addition, the Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees.

Our executive officers, certain of our directors and certain other finance professionals of Owl Rock Capital Partners also serve as executives of the Adviser and officers and directors of the Company and certain professionals of Owl Rock Capital Partners and the Adviser are officers of Owl Rock Capital Securities LLC. In addition, our executive officers and directors and the members of the Adviser and members of its investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or a related, line of business as we do or of investment funds, accounts or other investment vehicles managed by our affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to our investment objective. We may compete with entities managed by the Adviser and its affiliates for capital and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by the Adviser or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, the Adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with the Adviser’s allocation policy, so that we are not disadvantaged in relation to any other client, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate.

Policies and Procedures for Managing Conflicts

The Adviser and its affiliates have policies and procedures in place designed to manage the potential conflicts of interest between Owl Rock Capital Advisors’ fiduciary obligations to us and its similar fiduciary obligations to other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that Owl Rock Capital Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

The principals of the Adviser may manage investment vehicles with similar or overlapping investment strategies, such as Owl Rock Capital Corporation II, which the Adviser currently manages, whose investment strategy is similar to ours. In order to address these issues, the Adviser has put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. We will follow this investment allocation policy in the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to co-investments. When we engage in such permitted co-investments, we will do so in a manner consistent with the Adviser’s allocation policy. In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Adviser will need to decide whether we or such other entity or entities will proceed with the investment. The Adviser will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

Co-Investment Opportunities

As a business development company, we are subject to certain regulatory restrictions in negotiating certain investments with entities with which we may be restricted from doing so under the 1940 Act, such as the Adviser and its affiliates, unless we obtain an exemptive order from the SEC.

On February 7, 2017, we, the Adviser and certain of our affiliates received exemptive relief from the SEC to permit us to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such exemptive relief, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our affiliates’ participation would not be on a basis different from or less advantageous than that on which we are investing. The Adviser’s investment allocation policy incorporates the conditions of the exemptive relief.

License Agreement

We have entered into a license agreement (the “License Agreement”) with Owl Rock Capital Partners LP, pursuant to which Owl Rock Capital Partners has granted us a non-exclusive license to use the name “Owl Rock.” Under the License Agreement, we have a right to use the Owl Rock name for so long as the Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Owl Rock” name or logo.

Material Non-Public Information

Our senior management, members of Owl Rock Capital Advisors’ investment committee and other investment professionals from the Adviser may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its Shares, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4, and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2016, all Section 16(a) filing requirements applicable to such persons were timely filed, except for a Form 3 for Mr. D’Alelio, which was filed, but not in a timely manner.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE

DIRECTOR NOMINEES.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, New York, New York, has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. KPMG LLP acted as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2016. The Company knows of no direct financial or material indirect financial interest of KPMG LLP in the Company. A representative of KPMG LLP will be available to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

Although action by the Shareholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek Shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. If a quorum is present at the Annual Meeting and the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2017 is not ratified by the Shareholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint KPMG LLP as the Company’s independent registered public accounting firm for the succeeding fiscal year.

Fees

Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by KPMG LLP for professional services performed for the fiscal year ended December 31, 2016:

For the fiscal year ended December 31, 2016
Audit Fees	$608,500
Audit-Related Fees(1)	—
Tax Fees	$72,475
All Other Fees(2)	—
Total Fees	$680,975

(1)    “Audit-Related Fees” are those fees billed to the Company by KPMG LLP for services provided by KPMG LLP or fees billed for expenses relating to the review by KPMG LLP of the Company’s registration statements filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”).

(2)    “All Other Fees” are those fees, if any, billed to the Company by KPMG LLP in connection with permitted non-audit services.

Pre-Approval Policies and Procedures

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Audit Committee Report

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and KPMG LLP, the Company’s independent registered public accounting firm, the Company’s consolidated financial statements as of and for the year ended December 31, 2016, as filed with the SEC as part of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016.

Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with KPMG LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, as amended, and by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG LLP. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by KPMG LLP in order to assure that the provision of such services does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by KPMG LLP to management.

The Audit Committee received and reviewed the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to KPMG LLP. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting KPMG LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements of the Company as of and for the year ended December 31, 2016 be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC. The Audit Committee also recommended the appointment of KPMG LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

Audit Committee Members:

Christopher M. Temple, Chairman

Edward D’Alelio

Eric Kaye

Brian Finn

The material in this Audit Committee report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE

APPOINTMENT OF KPMG AS THE INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of Shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF SHAREHOLDER PROPOSALS

Inclusion of Proposals in Our Proxy Statement and Proxy Card Under the SEC’s Rules

Any proposal of a shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2018 annual meeting of shareholders pursuant to Rule 14a-8 of the SEC’s rules must be received by us on or before December 10, 2017. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to the Rebecca Tabb, Secretary, Owl Rock Capital Corporation, 245 Park Avenue, 41st Floor, New York, New York 10167.

Shareholder proposals or director nominations to be presented at the 2018 Annual Meeting of shareholders, other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than November 10, 2017, the 150th day prior to the one year anniversary of the date the Company’s proxy statement for the preceding year’s annual meeting, or later than December 10, 2017, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

HOUSEHOLDING

Mailings for multiple Shareholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all Shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”). If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact Rebecca Tabb by telephone at (212) 419-3000 or by mail to Owl Rock Capital Corporation, 245 Park Avenue, 41st Floor, New York, New York 10167.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which includes our audited consolidated financial statements, certain supplementary financial information and management’s discussion and analysis of financial condition and results of operations, is being furnished with this proxy statement. We incorporate by reference the audited consolidated financial statements and notes thereto in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2016.

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY

FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

OWL ROCK CAPITAL CORPORATION Date: Tuesday May 9, 2017 Place: The offices of Eversheds Sutherland (US) LLP, 1114 6th Avenue, 40th Floor, New York, NY 10036 Time: 8:00 a.m. (Eastern time) P.O. BOX 8035 CARY, NC 27512-9916 YOUR VOTE IS IMPORTANT! PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916 OWL ROCK CAPITAL CORPORATION ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 9, 2017 The undersigned shareholder of Owl Rock Capital Corporation, hereby appoints Rebecca Tabb and Alan Kirshenbaum, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2017 Annual Meeting of Shareholder s of Owl Rock Capital Corporation to be held on May 9, 2017 at 8:00 a.m. (Eastern Time), at the offices of Eversheds Sutherland (US) LLP located at 1114 6th Avenue, 40th Floor, New York, NY 10036, and any and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before th e meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the accompanying proxy statement, and annual report for the year ended 2016 and revokes any proxy heretofore given with respect to such meeting. This proxy is solicited on behalf of the Owl Rock Capital Corporation board of directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2017 Annual Meeting of Shareholders or any adjournments or postponements thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, matters incident to the conduct of the meeting or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies for any or all of the proposals referenced herein. Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Signature and Title, if applicable Additional Signature (if held jointly) Date PLEASE BE SURE TO SIGN AND DATE THIS CARD AND MARK ON THE REVERSE SIDE PXY-OWL-V2 VOTE BY MAIL: Mark, sign and date your Proxy Card. Fold and return your Proxy Card in the postage-paid envelope provided with the address below showing through the window.

Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting Shareholder votes. Important Notice Regarding the Availability of Proxy Materials for the Owl Rock Capital Corporation Annual Meeting of Shareholders to be held May 9, 2017. The Annual Report and Proxy Statement for this meeting are available at: w w w . p r o x y d o c s . c o m / o w l r o c k The Company’s board of directors unanimously recommends that you vote FOR each of the proposals to be considered and voted on at the Annual Meeting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED F OR THE PROPOSALS. 1. To elect two members of the board of directors of the Company to serve until the 2020 annual meeting of Shareholders and until their successors are duly elected and qualified Directors: FOR WITHHOLD (01) Brian Finn (02) Eric Kaye FOR AGAINST ABSTAIN 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and 3. To consider and transact such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof. PLEASE BE SURE TO SIGN AND DATE THIS CARD ON THE REVERSE SIDE PXY-OWL-V2